SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: August 31, 2000
(Date of earliest event reported)

                   WPS Resources Corporation
(Exact name of registrant as specified in its charter)

                           Wisconsin
(State or other jurisdiction of incorporation)

         1-11337                                  39-1775292
(Commission File Number)             (IRS Employer Identification No.)

700 North Adams Street, P.O. Box 19001, Green Bay, WI 54307-9001
           (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (920)433-4901

                          Not Applicable
(Former name or former address, if changed since last report)

Page 1 of 3 Pages

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ITEM 5. OTHER EVENTS.

On September 5, 2000, WPS Power Development, Inc. issued a Press Release announcing that it has completed the purchase of CinCap VI, LLC, which owns the 30-megawatt Westwood Generating Station in Pennsylvania. The Westwood facility burns waste anthracite coal material in combination with crushed limestone using a circulating fluidized bed combustion technology. The purchase will be financed with internal funds.

WPS Power Development also restarted its ECO Coal Pelletization project. The facility, formerly located in Alabama, has been moved to a site in Kentucky. The facility has begun processing feed stock into synthetic fuel.

WPS Power Development, Inc. is a wholly owned subsidiary of WPS Resources Corporation.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99-1	WPS Power Development, Inc. Press Release dated September 5, 2000 announcing the completion of the purchase of CinCap VI.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION

By: /s/ D. P. Bittner D. P. Bittner Senior Vice President and Chief Financial Officer

Date: September 5, 2000

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